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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2006

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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

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            Delaware                000-11071              84-0685613
 (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)          File Number)       Identification Number)


         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))


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ITEM 7.01  Regulation FD Disclosure

     On April 19, 2006, the Company announced that it had formed Image Entertainment Distribution Services, a division focused on strategic, exclusive distribution relationships with existing companies and labels with revenues between $10 and $50 million. By offering to established third parties a comprehensive suite of distribution services such as sales, marketing, distribution, production and creative, the Company hopes to realize a new stream of revenue while leveraging its existing infrastructure. A copy of the press release announcing the launch is furnished as Exhibit 99.1 attached hereto.

     Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.


Item 9.01. Financial Statements and Exhibits

     (a)     Exhibits.

         Exhibit Number                  Exhibit Description
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             99.1                    Press release dated April 19, 2006




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IMAGE ENTERTAINMENT, INC.


Dated: April 19, 2006                      By: /s/ DENNIS HOHN CHO
                                               ---------------------------------
                                               Name:   Dennis Hohn Cho
                                               Title:  Corporate Secretary